CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT

                                     BETWEEN

                        WORLDWIDE WIRELESS NETWORKS, INC.

                                       AND

                         THE INVESTORS SIGNATORY HERETO

     CONVERTIBLE DEBENTURE AND WARRANTS PURCHASE AGREEMENT dated as of June 30, 2000 (the "Agreement"), between the Investors signatory hereto (each an "Investor" and together the "Investors"), and Worldwide Wireless Networks, Inc., a corporation organized and existing under the laws of the State of Nevada (the "Company").

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase in the aggregate (i) $1,000,000 principal amount of Convertible Debentures and (ii) Warrants (as defined below) to purchase shares of the Common Stock (as defined below); and

     WHEREAS, the parties have already executed documents for the investment of $500,000 pursuant to which the Company has received said funds in exchange for common stock received by Investor (dated May 25, 2000) and desire, in consideration for the execution of the Agreement of this date, to rescind and cancel said agreement dated May 25, 2000 and each of its terms and conditions thereto; and

     WHEREAS,  such  investments will be made in reliance upon the provisions of
Section 4(2) ("Section 4(2)") and/or 4(6) of the United States Securities Act of 1933, as amended (the "Securities Act") and/or Regulation D ("Regulation D") and the other rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in securities to be made hereunder.

     NOW,  THEREFORE,  the  parties  hereto  agree  as  follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

Section  1.1.      "Capital  Shares"  shall mean the Common Stock and any shares
                    ---------------
of any other class of common stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

Section  1.2.     "Capital  Shares  Equivalents"  shall  mean  any  securities,
                   ----------------------------
rights, or obligations that are convertible into or exchangeable for or give any right to subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

Section  1.3.     "Closing"  shall  mean the closing of the purchase and sale of
                   -------
the  Convertible  Debentures  pursuant  to  Section  2.1.

Section  1.4.     "Closing Date"  shall mean the date on which all conditions to
                   ------------
the Closing have been satisfied (as defined in Section 2.1 (b) hereto) and the Closing shall have occurred.

Section  1.5.     "Common  Stock"  shall mean the Company's common stock, $0.001
                   -------------
par  value  per  share.

Section  1.6.     "Common  Stock  Certificates"  shall  mean  the  certificates
                   ---------------------------
representing Common Stock previosly purchased from the Company pursuant to that certain Common Stock Purchase Agreement, dated May 25, 2000, between the Investors signatory hereto and the Company, and issued to the Investors in the numbers and amount as set forth on the signature pages hereto.

Section  1.7.     "Conversion  Shares"  shall  mean  the  shares of Common Stock
                   ------------------
issuable  upon  conversion  of  the  Convertible  Debenture.

Section 1.8.     "Convertible Debenture(s)"  shall mean the $1,000,000 principal
                  ------------------------
amount  of 7% Convertible Debentures due June 30, 2003, in the form of Exhibit A
                                                                       ---------
hereto.

Section  1.9.     "Damages"  shall  mean  any  loss,  claim,  damage,  judgment,
                   -------
penalty, deficiency, liability, costs and expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation).

Section  1.10.     "Effective  Date"  shall mean the date on which the SEC first
                    ---------------
declares effective a Registration Statement registering the resale of the Registrable Securities as set forth in the Registration Rights Agreement.

Section 1.11.     "Escrow Agent"  shall have the meaning set forth in the Escrow
                   ------------
Agreement.

Section  1.12.     "Escrow  Agreement"  shall  mean  the  Escrow  Agreement  in
                    -----------------
substantially the form of Exhibit C hereto executed and delivered contemporaneously with this Agreement.

Section  1.13.     "Exchange  Act"  shall  mean  the  Securities Exchange Act of
                    -------------
1934,  as  amended,  and  the  rules  and  regulations  promulgated  thereunder.

Section  1.14.     "Legend"  shall  mean  the  legend  set forth in Section 9.1.
                    ------

Section  1.15.     "Market  Price"  on  any given date shall mean the average of
                    -------------
the two (2) lowest closing bid prices on the Principal Market (as reported by Bloomberg L.P.) of the Common Stock on the twenty (20) Trading Days immediately preceding the date for which the Market Price is to be determined.

Section  1.16.     "Material  Adverse  Effect"  shall  mean  any  effect  on the
                    -------------------------
business, operations, properties, prospects, stock price or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Convertible Debentures, the Warrants or the Escrow Agreement in any material respect.

Section  1.17.      "Outstanding"  when  used with reference to shares of Common
                     -----------
Stock or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that "Outstanding" shall not mean any such Shares
         --------   -------
then  directly or indirectly owned or held by or for the account of the Company.

Section  1.18.     "Person"  shall  mean  an  individual,  a  corporation,  a
                    ------
partnership, a limited liability company, an association, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Section  1.19.      "Principal  Market"  shall  mean the OTC Bulletin Board, the
                     -----------------
American Stock Exchange, the New York Stock Exchange, the NASDAQ National Market or the NASDAQ Small-Cap Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

Section  1.20.     "Purchase  Price"  shall  mean  the  sum  of  $500,000.
                    ---------------

Section 1.21.     "Registrable Securities"  shall mean the Conversion Shares and
                   ----------------------
the Warrant Shares until the earliest of (i) the Registration Statement has been declared effective by the SEC, and all Conversion Shares and Warrants have been disposed of pursuant to the Registration Statement, (ii) all Conversion Shares and Warrants have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Securities Act ("Rule 144") are met, (iii) all Conversion Shares and Warrant Shares have been otherwise transferred to holders who may trade such shares without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend or (iv) such time as, in the opinion of counsel to the Company, all Conversion Shares and Warrant Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Securities Act.

Section  1.22.     "Registration  Rights  Agreement"  shall  mean  the agreement
                    -------------------------------
regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company and the Investor as of the Closing Date in the form annexed hereto as Exhibit B.
                                                        ----------

Section  1.23.     "Registration Statement"  shall mean a registration statement
                    ----------------------
on Form S-3 (if use of such form is then available to the Company pursuant to the rules of the SEC and, if not, on such other form promulgated by the SEC for which the Company then qualifies and which counsel for the Company shall deem appropriate, and which form shall be available for the resale by the Investors of the Registrable Securities to be registered thereunder in accordance with the provisions of this Agreement, the Registration Rights Agreement and in accordance with the intended method of distribution of such securities), for the registration of the resale by the Investor of the Registrable Securities under the Securities Act.

Section  1.24.     "Regulation  D"  shall  have  the  meaning  set  forth in the
                    -------------
recitals  of  this  Agreement.

Section  1.25.     "SEC"  shall  mean  the  Securities  and Exchange Commission.
                    ---

Section 1.26.     "SEC Documents"   shall mean the Company's latest Form 10-K or
                   -------------
10-KSB as of the time in question, all Forms 10-Q or 10-QSB and 8-K filed thereafter, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

Section 1.27.     "Section 4(2)"  and "Section 4(6)" shall have the meanings set
                   ---------------------------------
forth  in  the  recitals  of  this  Agreement.

Section  1.28.     "Securities  Act"  shall  have  the  meaning set forth in the
                    ---------------
recitals  of  this  Agreement.

Section  1.29.     "Shares"  shall  have  the meaning set forth in Section 1.16.
                    ------

Section  1.30.     "Trading  Day"  shall mean any day during which the Principal
                    ------------
Market  shall  be  open  for  business.

Section  1.31.     "Warrants"  shall mean the Warrants substantially in the form
                    --------
of  Exhibit  E  to  be  issued  to  the  Lenders  hereunder.
    ----------

Section  1.31  "Warrant  Shares"  shall mean all shares of Common Stock or other
                ---------------
securities  issued  or  issuable  pursuant  to  exercise  of  the  Warrants.



                                   ARTICLE II

                   PURCHASE AND SALE OF CONVERTIBLE DEBENTURES

Section  2.1.     Investment.
                  ----------

     (a) Upon the terms and subject to the conditions set forth herein, the Company agrees to sell, and the Investors, severally and not jointly, agree to purchase Convertible Debentures with an aggregate principal amount of $1,000,000 in accordance with the commitments set forth on the signature pages hereto, at the Purchase Price and surrender of the Common Stock Certificates on the Closing Date as follows:

               (i) Upon execution and delivery of this Agreement, each Investor shall deliver to the Escrow Agent immediately available funds in their proportionate amount of the Purchase Price as set forth on the signature pages hereto and the Common Stock Certificates, and the Company shall deliver the Convertible Debenture certificates and the Warrants to the Escrow Agent, in each case to be held by the Escrow Agent pursuant to the Escrow Agreement.

               (ii) Upon  satisfaction  of the  conditions  set forth in Section
                    2.1(b), the Closing ("Closing") shall occur at the offices of the Escrow Agent at which the Escrow Agent (x) shall release the Convertible Debentures and the Warrants to the Investors and (y) shall release the Purchase Price (after all fees have been paid as set forth in the Escrow Agreement) and the Common Stock Certificates, pursuant to the terms of the Escrow Agreement.

     (b) The Closing is subject to the satisfaction or waiver by the party to be benefited thereby of the following conditions:

               (i)  acceptance   and   execution  by  the  Company  and  by  the
                    Investors, of this Agreement and all Exhibits hereto;

               (ii) delivery  into  escrow  by  each  Investor  of   immediately
                    available funds in the amount of the Purchase Price of the Convertible Debentures and the Warrants purchased at the Closing and the Common Stock Certificates, as more fully set forth in the Escrow Agreement;

               (iii)all   representations   and   warranties  of  the  Investors
                    contained herein shall remain true and correct as of the Closing Date (as a condition to the Company's obligations);

               (iv) all  representations and warranties of the Company contained herein shall remain true and correct as of the Closing Date (as a condition to the Investors' obligations);

               (v) the Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Convertible Debentures and the Warrants, or shall have the availability of exemptions therefrom;

               (vi) the sale and issuance of the Convertible  Debentures and the
                    Warrants hereunder, and the proposed issuance by the Company to the Investors of the Common Stock underlying the Convertible Debentures and the Warrants upon the conversion or exercise thereof shall be legally permitted by all laws and regulations to which the Investors and the Company are subject and there shall be no ruling, judgment or writ of any court prohibiting the transactions contemplated by this Agreement;

               (vii)delivery  of  the  original   fully   executed   Convertible
                    Debenture certificates and Warrants to the Escrow Agent;

               (viii) delivery  to the Escrow  Agent of an opinion of  Feldhake,
                    August & Roquemore, counsel to the Company, in the form of Exhibit D hereto;
                    ---------

               (ix) delivery to the Escrow Agent of the Irrevocable Instructions to Transfer Agent in the form attached  hereto as Exhibit E;
                                                                      ----------
                    and delivery to the Escrow Agent of the Registration Rights Agreement; and

               (x) Execution by the parties hereto of a legally binding agreement to cancel all previous documents relating to the investment in the Company of $500,000 for the purchase of the Common Stock Certificates, said monies received by the Company already to be held, and Stock Certificates therefore to be returned through this escrow.

Section  2.2.     Liquidated  Damages.  The parties hereto acknowledge and agree
                  -------------------
that the sum payable pursuant to the Registration Rights Agreement for late registration and the sum payable pursuant to the Convertible Debentures for late delivery of Common Stock certificates shall constitute liquidated damages and not penalties. The parties further acknowledge that (a) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (b) the amount specified in such provisions bear a reasonable proportion and are not plainly or grossly disproportionate to the probable loss likely to be incurred by the Investor in connection with the failure of the Company to timely cause the registration of the Registrable Securities or to deliver stock certificates upon any conversion, and (c) the parties are sophisticated businesses and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length.

                                   ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF INVESTOR

Each Investor, severally and not jointly, represents and warrants to the Company that:

Section  3.1.     Intent.  The  Investor is entering into this Agreement for its
                  ------
own account and not with a view to or for sale in connection with any distribution of the Common Stock. The Investor has no present arrangement (whether or not legally binding) at any time to sell the Convertible Debenture, and the Warrants or any Conversion Shares and Warrant Shares to or through any person or entity; provided, however, that by making the representations herein, the Investor does not agree to hold such securities for any minimum or other specific term and reserves the right to dispose of the Conversion Shares and Warrant Shares at any time in accordance with federal and state securities laws applicable to such disposition.

Section  3.2.     Sophisticated  Investor.  The  Investor  is  a  sophisticated
                  -----------------------
investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and Investor has such experience in business and financial matters that it has the capacity to protect its own interests in connection with this transaction and is capable of evaluating the merits and risks of an investment in the Convertible Debentures, the Warrants and the underlying Common Stock. The Investor has been represented by counsel of its choice. The Investor acknowledges that an investment in the Convertible Debentures and the Warrants and the underlying Common Stock is speculative and involves a high degree of risk.

Section  3.3.     Authority.  This  Agreement  and each agreement attached as an
                  ---------
Exhibit hereto which is required to be executed by Investor has been duly authorized and validly executed and delivered by the Investor and is a valid and binding agreement of the Investor enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

Section  3.4.     Not an Affiliate.  The Investor is not an officer, director or
                  ----------------
"affiliate" (as that term is defined in Rule 405 of the Securities Act) of the Company.

Section  3.5.     Absence  of  Conflicts.  The  execution  and  delivery of this
                  ----------------------
Agreement and each agreement which is attached as an Exhibit hereto and executed by the Investor in connection herewith, and the consummation of the transactions contemplated hereby and thereby, and compliance with the requirements hereof and thereof by the Investor, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investor or (a) violate any provision of any indenture, instrument or agreement to which Investor is a party or is subject, or by which Investor or any of its assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investor to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Investor is subject or to which any of its assets, operations or management may be subject.

Section  3.6.     Disclosure;  Access to Information.  The Investor has received
                  ----------------------------------
all documents, records, books and other information pertaining to Investor's investment in the Company that have been requested by the Investor.

Section  3.7.     Manner  of  Sale.  At  no  time was Investor presented with or
                  ----------------
solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

                                   ARTICLE IV

                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Investors that, except as set forth on the SEC Documents or on the Disclosure Schedule prepared by the Company and attached hereto:

Section 4.1.     Organization of the Company.  The Company is a corporation duly
                 ---------------------------
incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted. The Company does not have any subsidiaries and does not own more that fifty percent (50%) of or control any other business entity. The Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not have a Material Adverse Effect.

Section  4.2.     Authority.  (i)  The Company has the requisite corporate power
                  ---------
and corporate authority to conduct its business as now conducted, to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Warrants, and to issue the Convertible
Debentures and the Conversion Shares, the Warrants and the Warrant Shares pursuant to their respective terms, (ii) the execution, issuance and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agreement and the Convertible Debentures and the Warrants by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required, and (iii) this Agreement, the Registration Rights Agreement, the Escrow Agreement, the Warrants and the Convertible Debentures have been duly executed and delivered by the Company and at the Closing shall constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the conversion of the Convertible Debentures. The Company understands and acknowledges the potentially dilutive effect to the Common Stock of the issuance of the Conversion Shares and Warrant Shares. The Company further acknowledges that its obligation to issue Conversion Shares and Warrant Shares upon conversion of the Convertible Debentures and Warrant shares upon exercise of the Warrants in accordance with this Agreement and the Convertible Debentures is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company and notwithstanding the commencement of any case under 11 U.S.C. 101 et seq. (the "Bankruptcy Code"). The Company shall not seek judicial relief from its obligations hereunder except pursuant to the Bankruptcy Code. In the event the Company is a debtor under the Bankruptcy Code, the Company hereby waives to the fullest extent permitted any rights to relief it may have under 11 U.S.C. 362 in respect of the conversion of the Convertible Debentures and the exercise of the Warrants. The Company agrees, without cost or expense to the Investors, to take or consent to any and
all  action  necessary  to  effectuate  relief  under  11  U.S.C.   362.

Section  4.3.     Capitalization.  The  authorized  capital stock of the Company
                  --------------
consists of 50,000,000 shares of Common Stock, $0.001 par value per share, of which 12,262,988 shares are issued and outstanding, and no preferred stock. There are no outstanding Capital Shares Equivalents nor any agreements or understandings pursuant to which any Capital Shares Equivalents may become outstanding. The Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities. All of the outstanding shares of Common Stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and have been issued pursuant to valid exemptions from registration under the Securities Act and all applicable state "blue sky" laws.

Section  4.4.     Common  Stock.  The  Company  has  registered its Common Stock
                  --------------
pursuant to Section 12(b) or (g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and the Company is in compliance with all requirements for the continued listing or quotation of its Common Stock, and such Common Stock is currently listed or quoted on, the Principal Market. As of the date hereof, the Principal Market is the OTC Bulletin Board and the Company has not received any notice regarding, and to its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

Section 4.5.     SEC Documents.  The Company has made available to the Investors
                 -------------
true and complete copies of the SEC Documents. The Company has not provided to the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments). Neither the Company nor any of its subsidiaries has any material indebtedness, obligations or liabilities of any kind (whether accrued, absolute, contingent or otherwise, and whether due or to become due) that would have been required to be reflected in, reserved against or otherwise described in the financial statements or in the notes thereto in accordance with GAAP, which was not fully reflected in, reserved against or otherwise described in the financial statements or the notes thereto included in the SEC Documents or was not incurred in the ordinary course of business consistent with the Company's past practices since the last date of such financial statements.

Section  4.6.     Exemption  from Registration; Valid Issuances.  Subject to the
                  ---------------------------------------------
accuracy of the Investors' representations in Article III, the sale of the Convertible Debentures and the Conversion Shares, the Warrants and Warrant Shares will not require registration under the Securities Act and/or any applicable state securities law. When validly converted in accordance with the terms of the Convertible Debentures, the Conversion Shares, the Warrants and Warrant Shares will be duly and validly issued, fully paid, and non-assessable. Neither the sales of the Convertible Debentures, the Conversion Shares, the Warrants and Warrant Shares pursuant to, nor the Company's performance of its obligations under, this Agreement, the Registration Rights Agreement, the Escrow Agreement or the Convertible Debentures and the Warrants will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Convertible Debentures, the Warrants or the Conversion Shares and Warrant Shares or, except as contemplated herein, any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe for or acquire the Capital Shares or other securities of the Company. The Convertible Debentures, the Warrants and the Conversion Shares and Warrant Shares, shall not subject the Investors to personal liability to the Company or its creditors by reason of the possession thereof.

Section  4.7.     No  General  Solicitation  or  Advertising  in  Regard to this
                  --------------------------------------------------------------
Transaction.  Neither  the  Company  nor  any  of  its  affiliates  nor,  to the
-----------
knowledge of the Company, any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the sale of the Convertible Debentures, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Convertible Debentures or the Conversion Shares and Warrant Shares, under the Securities Act.

Section  4.8.     No Conflicts.  The execution, delivery and performance of this
                  ------------
Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of and payment of interest upon the Convertible Debentures, Warrants and the Conversion Shares and Warrant Shares, do not and will not (i) result in a violation of the Company's Certificate of Incorporation or By-Laws or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument, or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any material property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or default under any of the foregoing (except in each case for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not have, individually or in the aggregate, a Material Adverse Effect). The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not have a Material Adverse Effect. The Company is not required under any Federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Convertible Debentures or the Warrants in accordance with the terms hereof (other than any SEC or state securities filings that may be required to be made by the Company subsequent to Closing, any registration statement that may be filed pursuant hereto); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

Section  4.9.     No Material Adverse Change.  Since March 31, 2000, no Material
                  --------------------------
Adverse Effect has occurred or exists with respect to the Company. No material supplier has given notice, oral or written, that it intends to cease or reduce the volume of its business with the Company from historical levels.

Section 4.10.     No Undisclosed Events or Circumstances.  Since March 31, 2000,
                  --------------------------------------
no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under any applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in writing to the Investors.

Section  4.11.     No  Integrated Offering.  Other than pursuant to an effective
                   -----------------------
registration statement under the Securities Act, or pursuant to the issuance or exercise of employee stock options or in connection with certain acquisitions, or pursuant to its discussion with the Investors in connection with the transactions contemplated hereby, the Company has not issued, offered or sold the Convertible Debentures, the Warrants or any shares of Common Stock (including for this purpose any securities of the same or a similar class as the Convertible Debentures or Common Stock, or any securities convertible into a exchangeable or exercisable for the Convertible Debentures or Common Stock or any such other securities) within the six-month period next preceding the date hereof, and the Company shall not permit any of its directors, officers or affiliates directly or indirectly to take, any action (including, without limitation, any offering or sale to any Person of the Convertible Debentures or shares of Common Stock), so as to make unavailable the exemption from Securities Act registration being relied upon by the Company for the offer and sale to Investors of the Convertible Debentures (and the Conversion Shares and Warrant Shares) as contemplated by this Agreement.

Section  4.12.     Litigation  and  Other  Proceedings. There are no lawsuits or
                   -----------------------------------
proceedings pending or, to the knowledge of the Company, threatened, against the Company or any subsidiary, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. No judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

Section  4.13.     No  Misleading  or Untrue Communication.  The Company and, to
                   ---------------------------------------
the knowledge of the Company, any person representing the Company, or any other person selling or offering to sell the Convertible Debentures or the Warrants in connection with the transaction contemplated by this Agreement, have not made, at any time, any oral communication in connection with the offer or sale of the same which contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements, in the light of the circumstances under which they were made, not misleading.

Section  4.14.     Material  Non-Public  Information.  The  Company  has  not
                   ---------------------------------
disclosed to the Investors any material non-public information that (i) if disclosed, would reasonably be expected to have a material effect on the price of the Common Stock or (ii) according to applicable law, rule or regulation, should have been disclosed publicly by the Company prior to the date hereof but which has not been so disclosed.

Section 4.15.     Insurance.  The Company and each subsidiary maintains property
                  ---------
and casualty, general liability, workers' compensation, environmental hazard, personal injury and other similar types of insurance with financially sound and reputable insurers that is adequate, consistent with industry standards and the Company's historical claims experience. The Company has not received notice from, and has no knowledge of any threat by, any insurer (that has issued any insurance policy to the Company) that such insurer intends to deny coverage under or cancel, discontinue or not renew any insurance policy presently in force.

Section  4.16.     Tax  Matters.
                   ------------

     (a) The Company and each subsidiary has filed all Tax Returns which it is required to file under applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; the Company has paid all Taxes due and owing by it or any subsidiary (whether or not such Taxes are required to be shown on a Tax Return) and have withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing to any employee, stockholder, creditor or other third parties; and since December 31, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liabilities of the Company if its current tax year were treated as ending on the date hereof.

     (b) No claim has been made by a taxing authority in a jurisdiction where the Company does not file tax returns that the Company or any subsidiary is or may be subject to taxation by that jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any subsidiary; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority; and, except as disclosed above, no written notice indicating an intent to open an audit or other review has been received by the Company or any subsidiary from any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Company's Tax liability. The Company (A) has not executed or entered into a closing agreement pursuant to 7121 of the Internal Revenue Code or any predecessor provision thereof or any similar provision of state, local or foreign law; or (B) has not agreed to or is required to make any adjustments pursuant to 481 (a) of the Internal Revenue Code or any similar provision of state, local or foreign law by reason of a change in accounting method initiated by the Company or any of its subsidiaries or has any knowledge that the IRS has proposed any such adjustment or change in accounting method, or has any application pending with any taxing authority requesting permission for any changes in accounting methods that relate to the business or operations of the Company. The Company has not been a United States real property holding corporation within the meaning of 897(c)(2) of the Internal Revenue Code during the applicable period specified in 897(c)(1)(A)(ii) of the Internal Revenue Code.

     (c) The Company has not made an election under 341(f) of the Internal Revenue Code. The Company is not liable for the Taxes of another person that is not a subsidiary of the Company under (A) Treas. Reg. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor,
(C)  by  contract  or indemnity or (D) otherwise.  The Company is not a party to any tax sharing agreement. The Company has not made any payments, is not obligated to make payments nor is it a party to an agreement that could obligate it to make any payments that would not be deductible under 280G of the Internal Revenue Code.

     (d)     For  purposes  of  this  Section  4.16:

          "IRS" means the United States Internal Revenue Service.
           ---

          "Tax" or "Taxes" means federal,  state,  county,  local,  foreign,  or
           ---      -----
          other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

          "Tax  Return"  means any  return,  information  report or filing  with
           -----------
          respect to Taxes, including any schedules attached thereto and including any amendment thereof.

Section  4.17.     Property.  Neither  the  Company  nor any of its subsidiaries
                   --------
owns any real property. Each of the Company and its subsidiaries has good and marketable title to all personal property owned by it, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and to the Company's knowledge any real property and buildings held under lease by the Company as tenant are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and intended to be made of such property and buildings by the Company. The Company's present facilities are adequate for the Company's reasonably foreseeable needs.

Section  4.18.     Intellectual  Property.  Each  of  the  Company  and  its
                   ----------------------
subsidiaries owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as now being conducted. To the Company's knowledge, neither the Company nor any of its subsidiaries is infringing upon or in conflict with any right of any other person with respect to any Intangibles. No adverse claims have been asserted by any person to the ownership or use of any Intangibles and the Company has no knowledge of any basis for such claim.

Section 4.19.     Internal Controls and Procedures.  The Company maintains books
                  --------------------------------
and records and internal accounting controls which provide reasonable assurance that (i) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are executed with management's authorization;
(ii) the recorded accounting of the Company's consolidated assets is compared with existing assets at regular intervals; (iii) access to the Company's consolidated assets is permitted only in accordance with management's authorization; and (iv) all transactions to which the Company or any subsidiary is a party or by which its properties are bound are recorded as necessary to permit preparation of the financial statements of the Company in accordance with U.S. generally accepted accounting principles.

Section  4.20.     Payments  and  Contributions.  Neither  the  Company,  any
                   ----------------------------
subsidiary, nor any of its directors, officers or, to its knowledge, other employees has (i) used any Company funds for any unlawful contribution, endorsement, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment of Company funds to any foreign or domestic government official or employee; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other similar payment to any person with respect to Company matters.

Section 4.21.     Permits and Licenses.  The Company holds all necessary permits
                  --------------------
and licenses to conduct its business as presently conducted. All of such permits and licenses are in full force and effect and the Company is not in material violation of any thereof.

Section  4.22.     No  Misrepresentation.  The representations and warranties of
                   ---------------------
the Company contained in this Agreement, any schedule, annex or exhibit hereto and any agreement, instrument or certificate furnished by the Company to the Investors pursuant to this Agreement, do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                    ARTICLE V

                           COVENANTS OF THE INVESTORS

     Each  Investor, severally and not jointly, covenants with the Company that:

Section  5.1.     Compliance  with  Law.  The Investor's trading activities with
                  ---------------------
respect to shares of the Company's Common Stock will be in compliance with all applicable state and federal securities laws, rules and regulations and rules and regulations of the Principal Market on which the Company's Common Stock is listed.

Section  5.2.     No  Short  Sales.  The  Investor  and its affiliates shall not
                  ----------------
engage in short sales of the Company's Common Stock (as defined in applicable SEC and NASD rules) so long as the Investor holds the Convertible Debenture.

                                   ARTICLE VI

                            COVENANTS OF THE COMPANY

Section  6.1.     Registration Rights.  The Company shall cause the Registration
                  -------------------
Rights Agreement to remain in full force and effect and the Company shall comply in all material respects with the terms thereof.

Section  6.2.     Reservation  of  Common  Stock.  As  of  the  date hereof, the
                  ------------------------------
Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to issue the Conversion Shares and Warrant Shares pursuant to any conversion of the Convertible Debentures or exercise of the Warrants (the "Trigger Amount"). The number of shares so reserved from time to time, as theretofore increased or reduced as hereinafter provided, may be reduced by the number of shares actually delivered pursuant to any conversion of the Convertible Debentures or exercise of the Warrants and the number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be obligated to issue by reason of adjustments to the Warrants. In the event that the number of shares of Common Stock so reserved is less than the Trigger Number, then the Company shall have 90 days from such date to increase the number of shares reserved above the Trigger Amount

Section 6.3.     Listing of Common Stock.  The Company hereby agrees to maintain
                 -----------------------
the listing of the Common Stock on a Principal Market, and as soon as reasonably practicable following the Closing to list the Conversion Shares and Warrant Shares on the Principal Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Principal Market, it will include in such application the Conversion Shares and Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Investors to cause the Conversion Shares and Warrant Shares to be listed on such other Principal Market as promptly as possible. The Company will take all action to continue the listing and trading of its Common Stock on a Principal Market (including, without limitation, maintaining sufficient net tangible assets) and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market and shall provide Investors with copies of any correspondence to or from such Principal Market which questions or threatens delisting of the Common Stock, within three
(3) Trading Days of the Company's receipt thereof, until the Investors have disposed of all of their Registrable Securities.

Section  6.4.     Exchange  Act Registration.  The Company will cause its Common
                  --------------------------
Stock to continue to be registered under Section 12(b) or (g) of the Exchange Act, will use its best efforts to comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by the Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act until the Investors have disposed of all of their Registrable Securities.

Section  6.5.     Legends.  The  certificates evidencing the Securities shall be
                  -------
free of legends, except as set forth in Article IX. If the Transfer Agent requires an opinion of counsel from the Company's counsel pursuant to the Instructions to Transfer Agent attached hereto to issue new certificates free of a legend to an Investor and Company's counsel fails to deliver such opinion within five (5) days from such a request, then the Company will pay such Investor (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, ten percent (10%) of the market value of Common Stock which would be issuable upon conversion of such Investor's Convertible Debenture upon on any date of determination for each week until such opinion is provided, notwithstanding the fact that the Company has instructed the Transfer Agent to accept such an opinion from such Investor's counsel.

Section  6.6.     Corporate Existence; Conflicting Agreements.  The Company will
                  -------------------------------------------
take all steps necessary to preserve and continue the corporate existence of the Company. The Company shall not enter into any agreement, the terms of which agreement would restrict or impair the right or ability of the Company to perform any of its obligations under this Agreement or any of the other agreements attached as exhibits hereto.

Section  6.7.     Consolidation;  Merger.  The  Company  shall  not, at any time
                  ----------------------
after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument or by operation of law the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement and the Convertible Debentures.

Section  6.8.     Issuance  of Convertible Debentures and Warrants.  The sale of
                  ------------------------------------------------
the Convertible Debentures, the Warrants and the issuance of the Conversion Shares upon conversion and Warrant Shares upon the exercise of the Warrants of the Convertible Debentures shall be made in accordance with the provisions and requirements of Section 4(2), 4(6) or Regulation D and any applicable state securities law. The Company shall make any necessary SEC and "blue sky" filings as may be required to be made by the Company in connection with the sale of the Securities to the Investors, and shall provide a copy thereof to the Investors promptly after such filing.

Section  6.9.     Section  Intentionally  Omitted
                  -------------------------------




       THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK BY THE PARTIES

Section  6.10.  Pro-Rata Redemption.  The Company agrees that if it shall redeem
                -------------------
any of the Convertible Debenture, that it shall offer such redemption pro-rata among all Investors in proportion their respective initial purchases of such securities pursuant to this Agreement.

                                   ARTICLE VII

                            SURVIVAL; INDEMNIFICATION

Section  7.1.     Survival.  The  representations, warranties and covenants made
                  --------
by each of the Company and each Investor in this Agreement, the annexes, schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date, unless such party had actual knowledge of such breach or violation prior to the Closing Date.

Section 7.2.     Indemnity.  (a) The Company hereby agrees to indemnify and hold
                 ---------
harmless the Investors, their respective Affiliates and their respective officers, directors, partners and members (collectively, the "Investor Indemnitees"), from and against any and all Damages, and agrees to reimburse the Investor Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Investor Indemnitees and to the extent arising out of or in connection with:

     (i) any material misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

     (ii) any failure by the Company to perform in any material respect any of its material covenants, agreements, undertakings or obligations set forth in this Agreement, the annexes, schedules or exhibits hereto or any instru-ment, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

     (iii) any action instituted against the Investors, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of an Investor, with respect to any of the transactions contemplated by this Agreement.

     (b) Each Investor, severally and not jointly, hereby agrees to indemnify and hold harmless the Company, its Affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Damages, and agrees to reimburse the Company Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with any misrepresentation, omission of fact, or breach of any of the Investor's representations or warranties contained in this Agreement, the annexes, schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Investor pursuant to this Agreement.

Section  7.3.     Notice.  Promptly after receipt by either party hereto seeking
                  ------
indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party from whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is actually prejudiced by such omission or delay. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

Section  7.4.     Direct Claims.  In the event one party hereunder should have a
                  -------------
claim for indemnification that does not involve a claim or demand being asserted by a third party, the Indemnified Party promptly shall deliver notice of such claim to the Indemnifying Party. If the Indemnified Party disputes the claim, such dispute shall be resolved by mutual agreement of the Indemnified Party and the Indemnifying Party or by binding arbitration conducted in accordance with the procedures and rules of the American Arbitration Association as set forth in
Article X. Judgment upon any award rendered by any arbitrators may be entered in any court having competent jurisdiction thereof.

                                  ARTICLE VIII

                              DUE DILIGENCE REVIEW

Section  8.1.     Due  Diligence  Review.  Subject  to  Section 8.2, the Company
                  ----------------------
shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, Nasdaq or other filing, all proposed filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement subject to the Investor's entering into a non-disclosure agreement acceptable to the Company and Subject to Section 8.2 hereof.

Section  8.2.     Non-Disclosure  of  Non-Public  Information.
                  -------------------------------------------

     (a) From and after the filing of the Registration Statement, the Company shall not disclose material non-public information to the Investors, advisors to or representatives of the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. Other than disclosure of any comment letters received from the SEC staff with respect to the Registration Statement, the Company may, as a condition to disclosing any non-public information hereunder, require the Investors' advisors and representatives to enter into a confidentiality agreement in form and content reasonably satisfactory to the Company and the Investors.

     (b) The Company will promptly notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance of which it becomes aware, constituting material information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement, would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein in light of the circumstances in which they were made, not misleading.

                                   ARTICLE IX

                      LEGENDS; TRANSFER AGENT INSTRUCTIONS

Section  9.1.     Legends.  Unless  otherwise  provided  below, each certificate
                  -------
representing Registrable Securities will bear the following legend or equivalent (the "Legend"):

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM SUCH REGISTRATION.

Section  9.2.     Transfer  Agent Instructions.  Upon the execution and delivery
                  ----------------------------
hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions substantially in the form of Exhibit E hereto. Such instructions
                                            ---------
shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be.

Section  9.3.     No  Other  Legend  or  Stock Transfer Restrictions.  No legend
                  --------------------------------------------------
other than the one specified in Section 9.1 has been or shall be placed on the share certificates representing the Registrable Securities and no instructions or "stop transfer orders," "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article IX.

Section 9.4.     Investors' Compliance.  Nothing in this Article shall affect in
                 ---------------------
any way each Investor's obligations to comply with all applicable securities laws upon resale of the Common Stock.

                                    ARTICLE X

                           CHOICE OF LAW; ARBITRATION

Section  10.1.     Governing  Law/Arbitration.  This Agreement shall be governed
                   --------------------------
by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws. Any dispute under this Agreement shall be submitted to arbitration under the American Arbitration

Association (the "AAA") in New York City, New York, and shall be finally and conclusively determined by the decision of a board of arbitration consisting of three (3) members (hereinafter referred to as the "Board of Arbitration") selected according to the rules governing the AAA. The Board of Arbitration shall meet on consecutive business days in New York City, New York, and shall reach and render a decision in writing (concurred in by a majority of the members of the Board of Arbitration) with respect to the amount, if any, which the losing party is required to pay to the other party in respect of a claim filed. In connection with rendering its decisions, the Board of Arbitration shall adopt and follow the laws of the State of New York unless the matter at issue is the corporation law of the company's state of incorporation, in which event the corporation law of such jurisdiction shall govern such issue. To the extent practical, decisions of the Board of Arbitration shall be rendered no more than thirty (30) calendar days following commencement of proceedings with respect thereto. The Board of Arbitration shall cause its written decision to be delivered to all parties involved in the dispute. Any decision made by the Board of Arbitration (either prior to or after the expiration of such thirty
(30) calendar day period) shall be final, binding and conclusive on the parties to the dispute, and entitled to be enforced to the fullest extent permitted by law and entered in any court of competent jurisdiction. The Board of Arbitration shall be authorized and is hereby directed to enter a default judgment against any party failing to participate in any proceeding hereunder within the time periods set forth in the AAA rules. The non-prevailing party to any arbitration (as determined by the Board of Arbitration) shall pay the expenses of the prevailing party, including reasonable attorney's fees, in connection with such arbitration. Any party shall be entitled to obtain injunctive relief from a court in any case where such relief is available, and the prevailing party in such injunctive action shall be entitled to its reasonable attorneys' fees in connection therewith.

                                   ARTICLE XI

                                   ASSIGNMENT

Section  11.1.     Assignment.  Neither  this  Agreement  nor  any rights of the
                   ----------
Investors or the Company hereunder may be assigned by either party to any other person unless the assigning party obtains prior written consent of the other party, which consent shall not be unreasonably withheld or delayed, and provided that 1) any investor assigned shall agree to make the representations and warranties contained in Article III, and 2) that any party so assigned shall agree to be bound by the terms of this Agreement.

                                   ARTICLE XII

                                     NOTICES

Section 12.1.     Notices.  All notices, demands, requests, consents, approvals,
                  -------
and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (c) upon actual receipt of such mailing, if mailed. The addresses for such communications shall be:

If  to  the  Company:                  770  The  City  Drive  South, Suite 770
                                       Orange,  CA  928689023
                                       Attn:  Charles  C.  Bream
                                       Telephone:  (714)  937-5500
                                       Facsimile:  (714)  917-2485


with a copy to (shall not constitute Schumann & Associates notice):
                                      Attention:  Thomas  J.  Rotert
                                      Telephone:  (714)  850-0210
                                      Facsimile:  (714)  850-0551


if  to  the  Investors:               As set forth on the signature pages hereto

with  a  copy  to:                    Robert  Charron,  Esq.
(shall not constitute notice)         Epstein  Becker  &  Green,  P.C.
                                      250  Park  Avenue
                                      New  York,  New  York
                                      Telephone:  (212)  351-4500
                                      Facsimile:  (212)  661-0989

Either party hereto may from time to time change its address or facsimile number for notices under this Section 12.1 by giving written notice of such changed address or facsimile number to the other party hereto as provided in this
Section  12.1.
                                  ARTICLE XIII

                                  MISCELLANEOUS

Section  13.1.     Counterparts/  Facsimile/  Amendments.  This Agreement may be
                   -------------------------------------
executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by all parties.

Section  13.2.     Entire Agreement.  This Agreement, the agreements attached as
                   ----------------
Exhibits hereto, which include, but are not limited to the Convertible Debentures, and Warrants the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as is fully set forth herein.

Section  13.3.     Severability.  In  the  event  that  any  provision  of  this
                   ------------
Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

Section  13.4.     Headings.  The  headings  used in this Agreement are used for
                   --------
convenience only and are not to be considered in construing or interpreting this Agreement.

Section 13.5.     Number and Gender.  There may be one or more Investors parties
                  -----------------
to this Agreement, which Investors may be natural persons or entities. All references to plural Investors shall apply equally to a single Investor if there is only one Investor, and all references to an Investor as "it" shall apply equally to a natural person.

Section  13.6.     Reporting  Entity for the Common Stock.  The reporting entity
                   --------------------------------------
relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

Section  13.7.     Replacement  of  Certificates.  Upon  (i) receipt of evidence
                   -----------------------------
reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Convertible Debentures or any Conversion Shares and Warrant Shares and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form to the Company or as may be required by the Company's Transfer Agent or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

Section  13.8.     Fees  and  Expenses.  Each  of  the Company and the Investors
                   -------------------
agrees to pay its own expenses incident to the performance of its obligations hereunder, except that the Company shall pay the fees, expenses and disbursements of Epstein Becker & Green, P.C., counsel to the Investors, in an amount equal to $7,000, all as set forth in the Escrow Agreement.

Section  13.9.     Brokerage.  Each of the parties hereto represents that it has
                   ---------
had no dealings in connection with this transaction with any finder or broker who will demand payment of any fee or commission from the other party except for

Triton West Group, Inc., whose fee shall be paid by the Company. The Company on the one hand, and the Investors, on the other hand, agree to indemnify the other against and hold the other harmless from any and all liabilities to any person claiming brokerage commissions or finder's fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby.

Section  13.10.     Publicity.  The  Company  agrees  that it will not issue any
                    ---------
press release or other public announcement, except as required by law, of the transactions contemplated by this Agreement without the prior consent of the Investors, which shall not be unreasonably withheld nor delayed by more than two
(2) Trading Days from their receipt of such proposed release. No release shall name the Investors without their express consent.

     IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as this __ day of June, 2000.

                                          WORLDWIDE  WIRELESS  NETWORKS,  INC.

                                          By:___________________________________
                                               Jack Tortorice, Chairman & CEO

                                          INVESTORS:

Address:  c/o  Utra  Finance
          Grossmunster  Platz  26        AMRO  INTERNATIONAL,  S.A.
          Zurich  CH  8022
          Switzerland
                                         By:____________________________________
Fax:     011-411-262-5515                    H.U.  Bachofen,  Director

         Total  Purchase  Price:
         $400,000
         Common  Stock  Certificates:
         No. 12192 representing 88,068
         shares of Common Stock with
         A  value  of  $300,000



Trinity Capital Advisors, Inc.           TRINITY  CAPITAL  ADVISORS,  INC.
211  Sutter  St.  2nd  Fl.
San  Francisco,  CA  94108

Total  Purchase  Price:
$100,000                                 By:__________________________________
Common  Stock  Certificates:                 Gene  Jung,  Managing  Director
No.  12191  representing  56,819
Shares  of  Common  Stock
with  a  value  of  $200,000